RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2024

Shares		Fair Value
	COMMON STOCKS — 76.7%
	OIL & GAS PRODUCERS - 76.7%
1,018,605	AltaGas Ltd.	$ 21,178,631
2,452,445	Cenovus Energy, Inc.	39,680,560
194,198	Cheniere Energy, Inc.	31,846,530
364,734	Enbridge, Inc.	12,948,057
4,332,350	Equitrans Midstream Corporation	44,146,646
954,560	Keyera Corporation	23,092,132
1,766,964	Kinder Morgan, Inc.	29,897,031
155,459	Marathon Petroleum Corporation	25,744,010
443,978	ONEOK, Inc.	30,301,499
1,274,549	Pembina Pipeline Corporation	43,882,721
275,106	Phillips 66	39,700,547
2,623,833	Plains GP Holdings, L.P., Class A	42,453,618
1,208,608	Suncor Energy, Inc.	40,029,097
329,779	Targa Resources Corporation	28,018,024
169,390	TC Energy Corporation	6,679,048
162,963	Valero Energy Corporation	22,635,561
822,467	Viper Energy, Inc.	25,677,420
804,932	Williams Companies, Inc. (The)	27,898,943
	TOTAL COMMON STOCKS (Cost $411,867,596)	535,810,075

	MASTER LIMITED PARTNERSHIPS — 20.9%
	METALS & MINING - 2.5%
831,080	Alliance Resource Partners, L.P.	17,460,991

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
January 31, 2024

Shares		Fair Value
	MASTER LIMITED PARTNERSHIPS — 20.9% (Continued)
	OIL & GAS PRODUCERS - 18.4%
3,376,546	Energy Transfer, L.P.	$ 48,284,607
1,133,593	Enterprise Products Partners, L.P.	30,334,949
178,627	Sunoco, L.P.	10,622,948
1,361,885	Western Midstream Partners, L.P.	39,126,956
		128,369,460

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $111,804,599)	145,830,451

	SHORT-TERM INVESTMENTS — 1.9%
	MONEY MARKET FUNDS - 1.9%
13,232,155	First American Government Obligations Fund, Class X, 5.25% (Cost $13,232,155)(a)	13,232,155

	TOTAL INVESTMENTS - 99.5% (Cost $536,904,350)	$ 694,872,681
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%	3,195,982
	NET ASSETS - 100.0%	$ 698,068,663

L.P.	- Limited Partnership
Ltd.	- Limited Company

(a)	Rate disclosed is the seven day effective yield as of January 31, 2024.